                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

- --------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to [Section]240.14a-11(c) or
    [Section]240.14a-12
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                           MFS Municipal Income Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of [Section]urities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                         MFS(R) MUNICIPAL INCOME TRUST

                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

               NOTICE OF THE 1996 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 1996

The 1996 Annual Meeting of Shareholders of MFS(R) Municipal Income Trust (the "Trust") will be held at 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. on Thursday, September 19, 1996, for the following purposes:

ITEM 1. To elect William J. Poorvu, Elaine R. Smith and David B. Stone as Trustees of the Trust.

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1996.

ITEM 3. To transact such other business as may properly come before the meeting and any adjournments thereof.

          YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL ITEMS.

Only shareholders of record on July 22, 1996 will be entitled to vote at the Annual Meeting of Shareholders.

                                           STEPHEN E. CAVAN, Secretary and Clerk

August 2, 1996

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of MFS(R) Municipal Income Trust (the "Trust") to be used at the 1996 Annual Meeting of Shareholders (the "Meeting") to be held at 9:30 a.m. on Thursday, September 19, 1996, at 500 Boylston Street, Boston, Massachusetts, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the tabulation agent, State Street Bank and Trust Company, P.O. Box 592, Boston, Massachusetts 02102, or delivered at the Meeting. On July 22, 1996, there were outstanding 38,188,826 shares of the Trust. Shareholders of record at the close of business on July 22, 1996 will be entitled to one vote for each share held.

The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 2, 1996. A copy of the Trust's Annual Report and its most recent Semi-Annual Report succeeding the Annual Report may be obtained without charge by contacting MFS Service Center, Inc., the Trust's transfer and shareholder servicing agent (the "Shareholder Servicing Agent"), P.O. Box 2281, Boston, MA 02107-9906, or by telephone toll-free at (800) 637-2304.

ITEM 1--ELECTION OF TRUSTEES

Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes each having a term of three years. It is intended that proxies not limited to the contrary will be voted in favor of William J. Poorvu, Elaine R. Smith and David B. Stone, each as Trustee of the class whose term will expire at the 1999 Annual Meeting of Shareholders (or special meeting in lieu thereof). Messrs. Poorvu and Stone and Ms. Smith are presently Trustees of the Trust.

The following table presents certain information regarding the Trustees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. An asterisk beside a Trustee's name indicates that he is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust's investment adviser and that he has been affiliated with the investment adviser for more than five years.

                                                                                             SHARES OF
                                                                                            TRUST OWNED
                                                                                            BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION          FIRST BECAME      TERM           AS OF            PERCENT
AND OTHER DIRECTORSHIPS(1)                                     A TRUSTEE      EXPIRING    JULY 15, 1996(2)    OF CLASS(3)
A. KEITH BRODKIN,* 60, Chairman, President and Trustee;
 Massachusetts Financial Services Company, Chairman,
 Director, Chief Executive Officer and Chief Investment
 Officer.                                                          1986          1998          3,904.2           0.0102%

RICHARD B. BAILEY,* 69, Trustee; Private Investor;
  Massachusetts Financial Services Company, Former Chairman
  and Director (prior to September 30, 1991).                      1986          1998            500.0           0.0013%

PETER G. HARWOOD, 70, Trustee; Private Investor.                   1993          1998              0.0           0.0000%

J. ATWOOD IVES, 60, Trustee; Eastern Enterprises
  (diversified holding company), Chairman, Director and
  Chief Executive Officer; General Cinema Corporation, Vice
  Chairman and Chief Financial Officer, Director (prior to
  March 1992); The Neiman Marcus Group, Inc., Vice Chairman
  and Chief Financial Officer (prior to January 1992).             1992          1997          1,000.0           0.0026%

                                                                                             SHARES OF
                                                                                            TRUST OWNED
                                                                                            BENEFICIALLY
NAME, AGE, POSITION WITH TRUST, PRINCIPAL OCCUPATION          FIRST BECAME      TERM           AS OF            PERCENT
AND OTHER DIRECTORSHIPS(1)                                     A TRUSTEE      EXPIRING    JULY 15, 1996(2)    OF CLASS(3)

LAWRENCE T. PERERA, 61, Trustee; Hemenway & Barnes
  (attorneys), Partner.                                            1986          1997            250.0           0.0007%

WILLIAM J. POORVU, 61, Trustee; Harvard University Graduate
  School of Business Administration, Adjunct Professor; CBL
  & Associates Properties, Inc. (a real estate investment
  trust), Trustee; The Baupost Fund (a registered
  investment company), Vice Chairman and Trustee (since
  November 1993), Chairman and Trustee (prior to November
  1993).                                                           1986          1996          2,106.3           0.0055%

CHARLES W. SCHMIDT, 68, Trustee; Private Investor; OHM
  Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk
  Paper Company, Director.                                         1986          1998            315.2           0.0008%

ARNOLD D. SCOTT*, 53, Trustee; Massachusetts Financial
  Services Company, Senior Executive Vice President,
  Director and Secretary.                                          1993          1997            265.9           0.0007%

JEFFREY L. SHAMES*, 41, Trustee; Massachusetts Financial
  Services Company, President and Director.                        1993          1997              0.0           0.0000%

ELAINE R. SMITH, 50, Trustee; Independent Consultant;
  Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (prior to September 1992).           1992          1996            100.0           0.0003%

DAVID B. STONE, 68, Trustee; North American Management
  Corp. (investment adviser), Chairman; Eastern Enterprises
  (diversified holding company), Director.                         1989          1996            300.0           0.0008%

All Trustees and officers as a group                                                           9,788.7           0.0256%

- ---------------

(1) Directorships or Trusteeships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

(2) Numbers are approximate and include, where applicable, shares owned by a Trustee's or officer's spouse or minor children or shares which were otherwise reported by the Trustee or officer as "beneficially owned" under SEC rules.

(3) Percentage of shares outstanding on July 15, 1996. All shares are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a trustee of a family trust.

All Trustees serve as Trustees of 23 funds within the MFS fund complex advised by Massachusetts Financial Services Company ("MFS" or the "Adviser"), investment adviser to the Trust, except for Messrs. Bailey, Shames and Scott, who each serve as Trustee of 73 funds within the MFS fund complex and Mr. Brodkin, who serves as Trustee of 94 funds within the MFS fund complex. Messrs. Bailey and Brodkin are also directors of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"). MFS is a subsidiary of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames are "interested persons" (as defined under the 1940 Act) of the Trust because each person is an officer and director of MFS; Mr. Bailey is considered an "interested person" of the Trust because he is a director of Sun Life of Canada (U.S.). Messrs. Brodkin, Scott and Shames each own shares of common stock of MFS.

The Trust pays each Trustee who is not an officer of the Adviser a fee of $8,000 per year plus $400 per meeting and per committee meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. In addition, each

Trustee who is not an officer of the Adviser will be entitled to receive certain benefits pursuant to the Trust's retirement plan. Under this plan, each such Trustee (or his or her beneficiaries) will be entitled to receive an annual retirement or death benefit in an amount of up to 50% of such Trustee's average annual compensation, depending on the Trustee's length of service. Set forth below is certain information concerning the cash compensation paid to these Trustees and benefits accrued, and estimated benefits payable, under the retirement plan.

                           TRUSTEE COMPENSATION TABLE

                                              RETIREMENT
                                                BENEFIT
                           TRUSTEE FEES     ACCRUED AS PART       ESTIMATED           TOTAL TRUSTEE
                               FROM            OF TRUST         CREDITED YEARS       FEES FROM TRUST
        TRUSTEE              TRUST(1)         EXPENSE(1)        OF SERVICE(2)      AND FUND COMPLEX(3)
- -----------------------    ------------     ---------------     --------------     -------------------
Richard B. Bailey            $ 12,000           $ 2,900                8                $ 263,815
Peter G. Harwood               14,400             1,540                5                  111,366
J. Atwood Ives                 13,600             3,093               17                  101,356
Lawrence T. Perera             12,800             6,990               21                  102,546
William J. Poorvu              14,400             7,110               21                  111,366
Charles W. Schmidt             13,200             6,525               14                  105,411
Elaine R. Smith                13,200             2,900               27                  105,411
David B. Stone                 14,800             4,550               11                  115,521

- ---------------

(1) For fiscal year ended October 31, 1995.

(2) Based on normal retirement age of 73.

(3) For calendar year 1995. All Trustees served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $17.5 billion), except Mr. Bailey, who served as Trustee of 73 funds within the MFS fund complex (having aggregate net assets at December 31, 1995, of approximately $31.7 billion).


       ESTIMATED ANNUAL BENEFITS PAYABLE BY THE TRUST UPON RETIREMENT(4)

                              YEARS OF SERVICE
  AVERAGE        -------------------------------------------
TRUSTEE FEES       3          5          7        10 OR MORE
- ------------     ------     ------     ------     ----------
  $ 10,800       $1,620     $2,700     $3,780       $5,400
    11,896        1,784      2,974      4,164        5,948
    12,992        1,949      3,248      4,547        6,496
    14,088        2,113      3,522      4,931        7,044
    15,184        2,278      3,796      5,314        7,592
    16,280        2,442      4,070      5,698        8,140

- ---------------

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

The Board of Trustees of the Trust met six times during its last fiscal year. The Board has a standing Audit Committee, currently composed of Messrs. Harwood, Ives, Poorvu and Stone, which met four times during the Trust's last fiscal year, to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent public accountants for the Trust, to approve all significant services proposed to be performed by its independent public accountants and to consider the possible effect of such services on their independence. The Board has created a Nominating Committee, composed of Ms. Smith and Messrs. Harwood, Ives, Perera, Poorvu, Schmidt and Stone, to select and to recommend to the entire Board of Trustees nominees for election as Trustee of the Trust to fill vacancies with persons who are not "interested persons" as defined in the 1940 Act. The Nominating Committee did not meet during the Trust's last fiscal year. The Nominating Committee has not adopted a policy regarding shareholder recommendations as to nominees.

Section 16(a) of the Securities Exchange Act of 1934 requires trustees, directors and certain officers of the Trust and the Adviser, and persons who own more than ten percent of the Trust's shares, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year, or written representations that no Forms 5 were required, the Trust believes that, during the year ended October 31, 1995, all Section 16(a) filing requirements applicable to trustees, directors and certain officers of the Trust and the Adviser and greater than ten percent beneficial owners were complied with.

REQUIRED VOTE. Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of the Trust voting at the Meeting in person or by proxy.

ITEM 2--RATIFICATION OR REJECTION OF SELECTION OF ACCOUNTANTS
It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, of Deloitte & Touche LLP under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Trust required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year ending October 31, 1996. Deloitte & Touche LLP has no direct or material indirect interest in the Trust. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have an opportunity to make a statement if he desires to do so. Such representative is also expected to be available to respond to appropriate questions.

INVESTMENT ADVISER
The Trust engages as its investment adviser MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a subsidiary of Sun Life of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H1J9.

MANNER OF VOTING PROXIES
All proxies received by the management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted for the election of Messrs. Poorvu and Stone and Ms. Smith as Trustees of the Trust (if still available for election) and ratification of the selection of Deloitte & Touche LLP as independent public accountants.

All proxies voted, including proxies that reflect (i) broker non-votes (if a broker has voted on any item before the meeting), (ii) abstentions or (iii) the withholding of authority to vote for a nominee for election as trustee, will be counted toward establishing a quorum. Passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. With respect to the election of Trustees and the ratification of public accountants, neither withholding authority to vote nor abstentions nor broker non-votes have any effect on the outcome of the voting on the matter.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Trust on or prior to April 4, 1997.

ADDITIONAL INFORMATION
To obtain the necessary representation at the Meeting, solicitations may be made by mail, telephone, or interview by Corporate Investor Communications, Inc. ("CIC") or its agents, as well as by officers of the Trust, employees of the Adviser and securities dealers by whom shares of the Trust have been sold. It is anticipated that the total cost of any such solicitations, if made by CIC or its agents, would be approximately $6,000 plus out-of-pocket expenses, and if made by any other party, would be nominal.

The expense of solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Trust.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

August 2, 1996                                        MFS MUNICIPAL INCOME TRUST

                                MFS(R) MUNICIPAL
                                  INCOME TRUST
                500 Boylston Street, Boston, Massachusetts 02116








                                      MFS(R) MUNICIPAL

                                        INCOME TRUST

                                    500 Boylston Street

                                Boston, Massachusetts 02116

                  ------------------------------------------------------

                                      Proxy Statement

                                For the 1996 Annual Meeting

                               of Shareholders to be held on

                                     September 19, 1996






                 ------------------------------------------------------

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
                             MFS(R) MUNICIPAL INCOME TRUST
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, SEPTEMBER 19, 1996
P         The undersigned hereby appoints JAMES R. BORDEWICK, JR., A. KEITH
       BRODKIN, STEPHEN E. CAVAN and W. THOMAS LONDON, and each of them, proxies
R with several powers of substitution, to vote for the undersigned at the 1996 Annual Meeting of shareholders of MFS MUNICIPAL INCOME TRUST to be
O held at 500 Boylston Street, Boston, Massachusetts, on Thursday, September 19, 1996, notice of which meeting and the Proxy Statement
X accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the
Y      Notice of Meeting and accompanying Proxy Statement.

       WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. ALL PROPOSALS (SET FORTH ON THE REVERSE OF THIS PROXY CARD) HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES. IF NO DIRECTION IS GIVEN ON THESE PROPOSALS, THIS PROXY CARD WILL BE VOTED 'FOR' THE NOMINEES AND 'FOR' ITEM 2. THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

                                           PLEASE VOTE AND SIGN ON OTHER
                                           SIDE AND RETURN PROMPTLY IN
                                           ENCLOSED ENVELOPE.

                                           PLEASE SIGN THIS PROXY EXACTLY AS
                                           YOUR NAME OR NAMES APPEAR ON REVERSE
                                           SIDE OF THIS CARD. JOINT OWNERS
                                           SHOULD EACH SIGN PERSONALLY.
                                           TRUSTEES AND OTHER FIDUCIARIES
                                           SHOULD INDICATE THE CAPACITY IN
                                           WHICH THEY SIGN, AND WHERE MORE THAN
                                           ONE NAME APPEARS, A MAJORITY MUST
                                           SIGN. IF A CORPORATION, THIS
                                           SIGNATURE SHOULD BE THAT OF AN
                                           AUTHORIZED OFFICER WHO SHOULD STATE
                                           HIS OR HER TITLE.

          /X/ PLEASE MARK VOTES
              AS IN THIS EXAMPLE

          1. ELECTION OF TRUSTEES.   FOR / /   WITHHOLD / /   FOR ALL EXCEPT / /
             NOMINEES: William J. Poorvu, Elaine R. Smith and David B. Stone.
             If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominees name. Your shares will be voted for the remaining nominees.

          2. RATIFICATION OF SELECTION OF ACCOUNTANTS.
                        FOR / /   AGAINST / /   ABSTAIN / /

          Mark box at right if comments or address change have
          been noted on the reverse side of this card.                     / /

        REGISTRATION


        RECORD DATE SHARES:
                                                          -------------------
                                                          Date
         Please be sure to sign and date this Proxy.
         --------------------------------------------------------------------

         ------ Shareholder sign here ------  ------ Co-owner sign here -----